UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 14, 2009

Alliance Data Systems Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-15749	31-1429215
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

17655 Waterview Parkway, Dallas, Texas		75252
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(972) 348-5100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

Alliance Data Systems Corporation's credit card services bank subsidiary, World Financial Network National Bank, or WFNNB, is subject to overlapping supervision by the Office of the Comptroller of the Currency, or OCC, and the Federal Deposit Insurance Corporation, or FDIC. WFNNB must maintain minimum amounts of regulatory capital and meet specific guidelines that involve measures and ratios of its assets, liabilities, regulatory capital, interest rate exposure and certain off-balance sheet items under regulatory accounting standards, among other factors. As part of a portfolio acquisition in 2003 by WFNNB, which required approval by the OCC, the OCC required WFNNB to enter into an operating agreement with it (the "2003 Operating Agreement") and a capital adequacy and liquidity maintenance agreement with Alliance Data Systems Corporation, or Alliance Data (the "2003 CALMA"). The 2003 Operating Agreement required WFNNB to continue to operate in a manner consistent with its current practices, regulatory guidelines and applicable law, including those related to affiliate transactions, maintenance of capital and corporate governance.

On August 14, 2009, Alliance Data, WFNNB and the OCC entered into a revised operating agreement (the "2009 Operating Agreement"), which required Alliance Data and WFNNB to enter into both a new capital adequacy and liquidity maintenance agreement (the "2009 CALMA") and a capital and liquidity support agreement (the "2009 CALSA"). Concurrent with entering into the 2009 CALMA, Alliance Data and WFNNB terminated the 2003 CALMA. The 2009 Operating Agreement has not required any changes in WFNNB’s operations. The 2009 CALMA and 2009 CALSA memorialize Alliance Data’s current obligations to WFNNB.

On August 14, 2009, Alliance Data and WFNNB entered into the 2009 CALMA. The 2009 CALMA requires that Alliance Data (1) make capital infusions as requested by WFNNB to ensure that WFNNB remains in compliance with its minimum capital requirements under the revised operating agreement; (2) provide such financial support as requested by WFNNB to ensure that WFNNB's liquidity meets or exceeds the levels required by the revised operating agreement; and (3) maintain at all times a line of credit that WFNNB is permitted to draw on in an amount of not less than $100,000,000. On August 14, 2009, Alliance Data, WFNNB and the OCC entered into the 2009 CALSA. The 2009 CALSA contains the same requirements of Alliance Data as the 2009 CALMA.

The description of the 2009 CALMA and the 2009 CALSA herein is qualified in its entirety by reference to the full text of such agreements, forms of which are incorporated by reference to Exhibits 10.1 and 10.2, respectively, of this Current Report on Form 8-K, and incorporated by reference herein.

Item 1.02 Termination of a Material Definitive Agreement.

The information provided in Item 1.01 above is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1 Capital Assurance and Liquidity Maintenance Agreement, dated as of August 14, 2009, by and between World Financial Network National Bank and Alliance Data Systems Corporation.

10.2 Capital and Liquidity Support Agreement, dated as of August 14, 2009, by and among the Office of the Comptroller of the Currency, World Financial Network National Bank and Alliance Data Systems Corporation.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alliance Data Systems Corporation

September 17, 2009	By:	Edward J. Heffernan

Name: Edward J. Heffernan
Title: President and Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

10.1	Capital Assurance and Liquidity Maintenance Agreement, dated as of August 14, 2009, by and between World Financial Network National Bank and Alliance Data Systems Corporation.
10.2	Capital and Liquidity Support Agreement, dated as of August 14, 2009, by and among the Office of the Comptroller of the Currency, World Financial Network National Bank and Alliance Data Systems Corporation.